MAY 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton International Trust

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ASSET ALLOCATION

Franklin Templeton Global Allocation Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin Templeton Global Allocation Fund

Your Fund's Goal and Main Investments: Franklin Templeton Global Allocation Fund seeks total return. Under normal market conditions, the Fund strategically invests in a diversified core portfolio of equity and fixed income investments, and tactically adjusts the Fund's exposure to certain asset classes, regions, currencies and sectors independent of the investment processes of the core portfolio's investment strategies.

Geographic Breakdown*
Based on Total Investments as of 5/31/13

North America 52.8%
Europe 26.0%
Asia 13.9%
Latin America & Caribbean 4.0%
Australia & New Zealand 1.8%
Middle-East & Africa 1.5%

*Shown on a net notional exposure basis. See footnote 1.

We are pleased to bring you Franklin Templeton Global Allocation Fund's annual report for the fiscal year ended May 31, 2013.

1. Reflects all equity, fixed income and currency positions, including derivatives. The Fund tactically adjusts its exposure to certain asset classes, regions, currencies and sectors through use of various derivative instruments (primarily stock index futures, government bond futures, and currency and currency index forwards and futures). The resulting "net notional" exposure generally illustrates how much of the Fund's assets within each category may be exposed to risk. Notional exposure may differ significantly from amounts included in the Fund's net asset value calculation and reflected in its financial statements. The use of derivative instruments may allow tactical adjustments to be made quickly and efficiently, and the historical data provided may differ significantly from the Fund's current allocations.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Consolidated Statement of Investments (SOI). The SOI begins on page 20.

Annual Report | 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***franklintempleton.com*** *or call* ***(800) 342-5236*** *for most recent month-end performance.*

Performance Overview

Franklin Templeton Global Allocation Fund – Class A delivered a +15.22% cumulative total return for the 12 months ended May 31, 2013. In comparison, the Fund's blended benchmark generated a +12.10% total return. The benchmark is a combination of MSCI All Country World Index (ACWI), which measures stock performance in developed and emerging markets; Citigroup World Government Bond Index (WGBI), which measures performance of investment-grade world government bonds; Dow Jones-UBS Commodity Index Total Return^{SM} (DJ-UBSCITR^{SM}), which measures performance of fully collateralized positions of underlying commodity futures; and Payden & Rygel (P&R) 90 Day U.S. T-Bill Index, a proxy for short-term investments and other net assets.[2] You can find more of the Fund's performance data in the Performance Summary beginning on page 9.

Economic and Market Overview

The global economic recovery was mixed during the period under review. Economic growth slowed in several regions, including the eurozone, which posted its sixth consecutive quarter of gross domestic product (GDP) contraction in the first quarter of 2013. China reported its first acceleration in GDP growth in two years for the fourth quarter of 2012, easing fears of a "hard landing" and making a steady and sustainable Chinese growth scenario for 2013 seem more likely. Japan's introduction of an inflation target, a likely monetary policy shift, and talks of increased easing with more and wider asset purchases contributed to optimism that the country's long fight against deflation could eventually be won and supported a rally in Japanese stocks.

In Europe, Italy's inconclusive election results and failed attempts at forming a new coalition government, as well as concerns about Cyprus's banking sector, re-energized the European sovereign debt crisis during the first quarter of 2013. These headwinds pressured European markets while economic conditions in the eurozone remained downbeat. Outside the eurozone, the U.K. economy

2. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Dow Jones-UBS Commodity Indexes are calculated, distributed and marketed by CME Group Index Services, LLC ("CME Indexes") pursuant to an agreement with UBS Securities, LLC and have been licensed for use. All content of the Dow Jones-UBS Commodity Indexes © CME Group Index Services, LLC and UBS Securities, LLC 2013. "Dow Jones®" is a registered trademark of Dow Jones Trademark Holdings LLC and has been licensed for use by CME Indexes. "UBS®" is a registered trademark of UBS AG. The Fund's blended benchmark is currently weighted 50% for the MSCI ACWI, 35% for the Citigroup WGBI, 5% for the DJ-UBSCITR and 10% for the P&R 90 Day U.S. T-Bill Index. For the period from 5/31/12 through 5/31/13, the MSCI ACWI had a +26.71% total return, the Citigroup WGBI had a -3.89% total return, the DJ-UBSCITR had a +1.84% total return, and the P&R 90 Day U.S. T-Bill Index had a +0.09% total return. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

4 | Annual Report

slowed in 2012's fourth quarter after posting strong third-quarter growth, which, together with stressed public finances, contributed to the loss of the country's AAA credit rating in February 2013.

Intensifying fiscal uncertainty and budget debates in the U.S. led domestic stock markets, as measured by the Standard & Poor's® 500 Index, to underperform most other global equity markets in 2012's fourth quarter.[3] However, the Federal Reserve Board's (Fed's) affirmation for continued monetary stimulus, a third year of corporate profit growth and supportive economic data in 2013's second quarter provided reassurance that contributed to new highs for two major U.S. equity indexes. Many key elements of the U.S. economy continued their uptrend, including strong retail sales that reflected consumption that was seemingly undamaged by increased payroll taxes, and a housing rebound supported by large increases in home prices and purchases. Several measures of employment also improved during the period; the jobless rate fell to a post-recession low and multiple measures of consumer sentiment approached or reached five-year highs.

Global developed and emerging market stocks, as measured by the MSCI ACWI, delivered solid gains during the 12 months under review as redoubled policy support and continued corporate earnings strength helped buoy global equity markets. Developed market stocks, as measured by the MSCI World Index, outperformed their emerging market counterparts, as measured by the MSCI Emerging Markets Index, for the 12-month period. Frontier markets, as measured by the MSCI Frontier Markets Index, outperformed both developed and emerging markets.

Although global stocks generally made strong gains, other asset classes posted more modest performance. Global bonds, as measured by the Barclays Global Aggregate Index, declined slightly. However, fueled by demand from yield-seeking investors, high yield and emerging market bonds delivered double-digit returns. Commodity prices were mixed during the period. Crude oil, natural gas, platinum and palladium gained, while gold, silver, aluminum, copper and steel declined. By period-end, the yield on the 10-year U.S. Treasury had increased to 2.16% from 1.59% a year earlier.

Investment Strategy

We manage the Fund using a multi-manager approach. While we are responsible for the Fund's overall investments, we consult with various other investment managers within Franklin Templeton Investments (subadvisors)

3. STANDARD & POOR'S®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC.

Portfolio Breakdown*
5/31/13

	% of Total Investments
Stocks, Equity Index Futures & Equity Swaps	**51.8%**
Energy	7.2%
Materials	5.1%
Software & Services	4.5%
Banks	4.2%
Pharmaceuticals, Biotechnology & Life Sciences	4.2%
Capital Goods	4.1%
Diversified Financials	2.9%
Health Care Equipment & Services	2.4%
Insurance	2.4%
Technology Hardware & Equipment	2.2%
Equity Index Futures	0.7%
Equity Swaps**	-2.9%
Other	14.8%
Bonds & Interest Rate Futures	**29.6%**
Foreign Government & Agency Securities	17.3%
U.S. Government & Agency Securities	13.1%
Interest Rate Futures – U.S. Government	3.0%
Corporate Bonds	2.0%
Interest Rate Futures – Foreign Government**	-5.9%
Commodities	**2.6%**
Exchange Traded Notes	2.6%
Money Market Funds	**16.0%**

*Shown on a net notional exposure basis. See footnote 1.
**A negative figure reflects net "short" exposure, designed to benefit if the value of the associated asset decreases. Conversely, the Fund's value would potentially decline if the value of the associated asset increases. See footnote 1.

Annual Report | 5

What is a currency forward contract?

A currency forward contract, also called a "forward," is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

What is a futures contract?

A futures contract, also called a "future," is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell a security for a specific price on a future date.

who independently manage separate portions of the Fund's core equity and fixed income portfolio in accordance with the following strategies: all-cap U.S. growth equity, non-U.S. growth equity, deep value equity, non-U.S. value equity, emerging markets equity, global fixed income and global low duration fixed income. The allocations to each strategy may change from time to time and are subject to periodic rebalancing as market values of the portfolio's securities change or at our discretion.

Under normal market conditions, the Fund's baseline allocation between broad asset classes is 50% global equity (U.S./international/emerging), 35% global fixed income (U.S./international/emerging), 5% commodity-linked instruments, and 10% cash and derivative instruments. We manage portions of the Fund's core portfolio, as well as the Fund's tactical allocation portion, and rebalance the Fund's portfolio to maintain the baseline strategic allocation to various asset classes and investment strategies. We may change the baseline strategic allocation from time to time.

The tactical allocation portion of the Fund is composed of cash and various derivative instruments, including currency forward contracts, equity index futures contracts and interest rate futures. We make tactical investment decisions based on quantitative research and a systematic investment strategy driven by bottom-up fundamental analysis, top-down macroeconomic analysis and short-term sentiment indicators. The tactical allocation portion of the Fund is intended to manage the Fund's overall allocation to equity, fixed income, and cash and to adjust the Fund's country/regional and currency exposures. Although we do not attempt to time the entire market's direction, we keep the flexibility to shift the Fund's net exposure (the value of securities held long less the value of securities held short) depending on which market opportunities look more attractive. The Fund may, from time to time, have a net short position in certain asset classes, regions, currencies and sectors.

Manager's Discussion

For the 12 months ended May 31, 2013, the Fund's multi-asset portfolio outperformed its blended benchmark. Contributors to outperformance were broad-based as our fixed income and currency positions outperformed their respective benchmarks and all asset classes posted positive returns. An underweighted allocation to U.S. stocks, which rallied during the period, led the Fund's equity allocation to detract slightly from relative performance.

Baseline Strategic Allocation

At period-end, the Fund's largest asset class exposure was to global equities, given their heavy structural weight within the baseline strategic asset allocation. Regionally, the largest equity weightings were in Europe and North America,

6 | Annual Report

led by the largest country exposures, which were to the U.S., the U.K. and Germany. Relative to the blended benchmark, the largest country overweightings were Germany, the U.K. and Hong Kong, while the largest underweightings were the U.S., Japan and Canada. Within the fixed income allocation, the largest regional weightings at period-end were North America and Asia, and the largest country exposures were to the U.S., Japan and South Korea. Relative to the blended benchmark, the largest country overweightings were the U.S., South Korea (which is not part of the Citigroup WGBI) and Poland. The most significant fixed income underweightings were in Japan, France and Italy.

Tactical Asset Allocation

At period-end, the tactical asset allocation portion of the portfolio included allocations to global equities and developed market fixed income in addition to currency positions. We used futures to decrease the Fund's exposure to global equities, primarily through short positions in Japanese, Swiss and U.S. equity index futures. Short positions in German and U.K. government bond futures were used to reduce the Fund's overall exposure to fixed income. The currency component of the tactical asset allocation included long positions in the U.S. dollar and short exposures to the British pound, euro and Japanese yen, which were achieved through the use of currency forwards.

Equity

For the overall portfolio, the equity portion positively contributed to absolute performance but underperformed the blended benchmark. European equities performed strongly, and an overweighted allocation was a major relative contributor as markets rallied in response to an improving fiscal outlook and an attenuation of the European debt crisis. Stock selection within Europe also aided relative results, led by holdings in the U.K., France and the Netherlands. Despite contributions to the Fund's absolute return, some components of the equity allocation hurt relative performance. These included stock selection in Asia and Australia, as some holdings, such as Hong Kong-based manufacturer Li & Fung and Australian energy and resource consultant WorleyParsons, performed poorly.

Fixed Income

For the overall portfolio, fixed income holdings contributed to relative and absolute performance, with the bulk of relative outperformance arising from security selection in Asia, Australia and North America. An underweighting in European fixed income detracted from relative returns as the debt of several European countries included in the Citigroup WGBI rallied during the period. Significantly, the Fund had no exposure to Italy, Spain or Portugal, which were some of the strongest performers in the index. Conversely, security selection and an underweighted position in Japan buoyed relative performance as Japanese yields rose sharply after an unprecedented intervention by the Bank of Japan.

Annual Report | 7

Additionally, security selection in the U.S. and an off-benchmark position in South Korea aided relative performance.

Currencies

Overall, tactical currency positions enhanced performance in absolute terms and relative to the blended benchmark. A short position in the Japanese yen, achieved via currency forward contracts, was a major driver of currency returns. Overweighted positions in emerging markets currencies, specifically, the Polish zloty, South Korean won, Mexican peso and Malaysian ringgit, also contributed to performance. Additionally, an underweighting in the British pound was a positive contributor. As the euro appreciated against the U.S. dollar during the period, a significantly underweighted euro position was a major detractor from relative performance.

We thank you for your participation in Franklin Templeton Global Allocation Fund and look forward to serving your future investment needs.

Samer Habl

Brent Smith, CFA

Portfolio Management Team
Franklin Templeton Global Allocation Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 | Annual Report

Performance Summary as of 5/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FGAAX)		Change	5/31/13	5/31/12
Net Asset Value (NAV)		+$1.25	$10.78	$9.53
Distributions (6/1/12–5/31/13)				
Dividend Income	$0.1937			
Class C (Symbol: n/a)		**Change**	**5/31/13**	**5/31/12**
Net Asset Value (NAV)		+$1.23	$10.72	$9.49
Distributions (6/1/12–5/31/13)				
Dividend Income	$0.1320			
Class R (Symbol: n/a)		**Change**	**5/31/13**	**5/31/12**
Net Asset Value (NAV)		+$1.25	$10.76	$9.51
Distributions (6/1/12–5/31/13)				
Dividend Income	$0.1556			
Advisor Class (Symbol: FGAZX)		**Change**	**5/31/13**	**5/31/12**
Net Asset Value (NAV)		+$1.26	$10.79	$9.53
Distributions (6/1/12–5/31/13)				
Dividend Income	$0.2064			

Annual Report | 9

Performance Summary *(continued)*

Performance[1]

*Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. **Class A:** 5.75% maximum initial sales charge; **Class C:** 1% contingent deferred sales charge in first year only; **Class R/Advisor Class:** no sales charges.*

Class A		1-Year	Inception (9/1/11)
Cumulative Total Return[2]		+15.22%	+10.51%
Average Annual Total Return[3]		+8.61%	+2.36%
Avg. Ann. Total Return (6/30/13)[4]		+1.08%	+0.26%
Value of $10,000 Investment[5]		$10,861	$10,415
Total Annual Operating Expenses[6]			
Without Waiver	2.33%		
With Waiver	1.32%		
Class C		**1-Year**	**Inception (9/1/11)**
Cumulative Total Return[2]		+14.40%	+8.94%
Average Annual Total Return[3]		+13.40%	+5.02%
Avg. Ann. Total Return (6/30/13)[4]		+5.42%	+2.74%
Value of $10,000 Investment[5]		$11,340	$10,894
Total Annual Operating Expenses[6]			
Without Waiver	3.03%		
With Waiver	2.02%		
Class R		**1-Year**	**Inception (9/1/11)**
Cumulative Total Return[2]		+14.84%	+9.72%
Average Annual Total Return[3]		+14.84%	+5.45%
Avg. Ann. Total Return (6/30/13)[4]		+6.85%	+3.15%
Value of $10,000 Investment[5]		$11,484	$10,972
Total Annual Operating Expenses[6]			
Without Waiver	2.53%		
With Waiver	1.52%		
Advisor Class		**1-Year**	**Inception (9/1/11)**
Cumulative Total Return[2]		+15.47%	+10.75%
Average Annual Total Return[3]		+15.47%	+6.01%
Avg. Ann. Total Return (6/30/13)[4]		+7.35%	+3.68%
Value of $10,000 Investment[5]		$11,547	$11,075
Total Annual Operating Expenses[6]			
Without Waiver	2.03%		
With Waiver	1.02%		

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to **franklintempleton.com** or call **(800) 342-5236**.*

The investment manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by a Cayman Islands-based company that is wholly owned by the Fund (Subsidiary). This waiver may not be terminated and will remain in effect for as long as the investment manager's contract with the Subsidiary is in place. Additionally, the investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 1.00% (other than certain nonroutine expenses), until 9/30/13.

10 | Annual Report

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment[1]

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/11–5/31/13)
$15,000
$10,000
$5,000
$12,437
$10,415
$10,011
$9,446
$7,954
9/11
5/12
5/13
Franklin Templeton Global Allocation Fund
P&R 90 Day U.S. T-Bill Index[7]
DJ-UBSCITR[7]
Citigroup WGBI[7]
MSCI ACWI[7]

Average Annual Total Return

Class A	5/31/13
1-Year	+8.61%
Since Inception (9/1/11)	+2.36%

Class C (9/1/11–5/31/13)
$15,000
$10,000
$5,000
$12,437
$10,894
$10,011
$9,446
$7,954
9/11
5/12
5/13
Franklin Templeton Global Allocation Fund
P&R 90 Day U.S. T-Bill Index[7]
DJ-UBSCITR[7]
Citigroup WGBI[7]
MSCI ACWI[7]

Average Annual Total Return

Class C	5/31/13
1-Year	+13.40%
Since Inception (9/1/11)	+5.02%

Annual Report | 11

Performance Summary *(continued)*

Average Annual Total Return

Class R	5/31/13
1-Year	+14.84%
Since Inception (9/1/11)	+5.45%

Class R (9/1/11–5/31/13)

$15,000
$10,000
$5,000
9/11
5/12
5/13
$12,437
$10,972
$10,011
$9,446
$7,954
Franklin Templeton Global Allocation Fund
P&R 90 Day U.S. T-Bill Index[7]
DJ-UBSCITR[7]
Citigroup WGBI[7]
MSCI ACWI[7]

Average Annual Total Return

Advisor Class	5/31/13
1-Year	+15.47%
Since Inception (9/1/11)	+6.01%

Advisor Class (9/1/11–5/31/13)

$15,000
$10,000
$5,000
9/11
5/12
5/13
$12,437
$11,075
$10,011
$9,446
$7,954
Franklin Templeton Global Allocation Fund
P&R 90 Day U.S. T-Bill Index[7]
DJ-UBSCITR[7]
Citigroup WGBI[7]
MSCI ACWI[7]

12 | Annual Report

Performance Summary *(continued)*

Endnotes

All investments involve risks, including possible loss of principal. Generally, investors should be comfortable with fluctuation in the value of their investments, especially over the short term. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund's initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Because the Fund allocates assets to a variety of investment strategies involving certain risks, it may be subject to those same risks. These risks are described more fully in the Fund's prospectus. The Fund is actively managed, but there is no guarantee that the manager's investment decisions will produce the desired results.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect the expense reduction, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2013 Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The Citigroup WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets. The DJ-UBSCITR is a broadly diversified index designed to allow investors to track commodity futures through a single, simple measure. The index reflects the return on fully collateralized positions in the underlying futures contracts on physical commodities, which are reweighted and rebalanced annually on a price-percentage basis. The P&R 90 Day U.S. T-Bill Index is a total return index based on a constant maturity instrument. P&R includes both accrued interest and change in market price in its monthly total return calculation.

Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases; and
- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. *Of course, your account value and expenses will differ from those in this illustration:*

1. Divide your account value by $1,000.
   If an account had an $8,600 value, then $8,60 ÷ $1,000 = 8.6.
2. Multiply the result by the number under the heading "Expenses Paid During Period."
   If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund's Expenses *(continued)*

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Class A	Beginning Account Value 12/1/12	Ending Account Value 5/31/13	Expenses Paid During Period* 12/1/12–5/31/13
Actual	$1,000	$1,048.80	$6.03
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.94
Class C			
Actual	$1,000	$1,044.90	$9.94
Hypothetical (5% return before expenses)	$1,000	$1,015.21	$9.80
Class R			
Actual	$1,000	$1,047.10	$7.66
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.54
Advisor Class			
Actual	$1,000	$1,050.00	$5.11
Hypothetical (5% return before expenses)	$1,000	$1,019.95	$5.04

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.18%; C: 1.92%, R: 1.50%; and Advisor: 1.00%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report | 15

Franklin Templeton International Trust

Consolidated Financial Highlights

Franklin Templeton Global Allocation Fund

Class A	Year Ended May 31, 2013	Year Ended May 31, 2012[a]
Per share operating performance		
(for a share outstanding throughout the year)		
Net asset value, beginning of year	$ 9.53	$10.00
Income from investment operations[b]:		
Net investment income[c]	0.08	0.06
Net realized and unrealized gains (losses)	1.36	(0.47)
Total from investment operations	1.44	(0.41)
Less distributions from net investment income and net foreign currency gains	(0.19)	(0.06)
Net asset value, end of year	$10.78	$ 9.53
Total return[d]	15.22%	(4.09)%
Ratios to average net assets[e]		
Expenses before waiver and payments by affiliates	2.10%	2.85%
Expenses net of waiver and payments by affiliates	1.16%	1.08%
Net investment income	0.76%	0.79%
Supplemental data		
Net assets, end of year (000's)	$23,472	$18,055
Portfolio turnover rate	47.73%	15.34%

[a]For the period September 1, 2011 (commencement of operations) to May 31, 2012.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

16 | The accompanying notes are an integral part of these consolidated financial statements. | Annual Report

Franklin Templeton International Trust

Consolidated Financial Highlights *(continued)*

Franklin Templeton Global Allocation Fund

Class C	Year Ended May 31, 2013	2012[a]
Per share operating performance		
(for a share outstanding throughout the year)		
Net asset value, beginning of year	$ 9.49	$10.00
Income from investment operations[b]:		
Net investment income (loss)[c]	—[d]	—[d]
Net realized and unrealized gains (losses)	1.36	(0.48)
Total from investment operations	1.36	(0.48)
Less distributions from net investment income and net foreign currency gains	(0.13)	(0.03)
Net asset value, end of year	$10.72	$ 9.49
Total return[e]	14.40%	(4.77)%
Ratios to average net assets[f]		
Expenses before waiver and payments by affiliates	2.86%	3.69%
Expenses net of waiver and payments by affiliates	1.92%	1.92%
Net investment income (loss)	—%[g]	(0.05)%
Supplemental data		
Net assets, end of year (000's)	$6,315	$3,639
Portfolio turnover rate	47.73%	15.34%

[a]For the period September 1, 2011 (commencement of operations) to May 31, 2012.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Amount rounds to less than $0.01 per share.
[e]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these consolidated financial statements. | 17

Franklin Templeton International Trust

Consolidated Financial Highlights *(continued)*

Franklin Templeton Global Allocation Fund

Class R	Year Ended May 31, 2013	2012[a]
Per share operating performance (for a share outstanding throughout the year)		
Net asset value, beginning of year	$ 9.51	$10.00
Income from investment operations[b]:		
Net investment income[c]	0.04	0.02
Net realized and unrealized gains (losses)	1.37	(0.47)
Total from investment operations	1.41	(0.45)
Less distributions from net investment income and net foreign currency gains	(0.16)	(0.04)
Net asset value, end of year	$10.76	$ 9.51
Total return[d]	14.84%	(4.45)%
Ratios to average net assets[e]		
Expenses before waiver and payments by affiliates	2.44%	3.27%
Expenses net of waiver and payments by affiliates	1.50%	1.50%
Net investment income	0.42%	0.37%
Supplemental data		
Net assets, end of year (000's)	$2,155	$1,903
Portfolio turnover rate	47.73%	15.34%

[a]For the period September 1, 2011 (commencement of operations) to May 31, 2012.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

[e]Ratios are annualized for periods less than one year.

18 | The accompanying notes are an integral part of these consolidated financial statements. | Annual Report

Franklin Templeton International Trust

Consolidated Financial Highlights *(continued)*

Franklin Templeton Global Allocation Fund

Advisor Class	Year Ended May 31, 2013	2012[a]
Per share operating performance		
(for a share outstanding throughout the year)		
Net asset value, beginning of year	$ 9.53	$10.00
Income from investment operations[b]:		
Net investment income[c]	0.09	0.06
Net realized and unrealized gains (losses)	1.38	(0.47)
Total from investment operations	1.47	(0.41)
Less distributions from net investment income and net foreign currency gains	(0.21)	(0.06)
Net asset value, end of year	$10.79	$ 9.53
Total return[d]	15.47%	(4.09)%
Ratios to average net assets[e]		
Expenses before waiver and payments by affiliates	1.94%	2.77%
Expenses net of waiver and payments by affiliates	1.00%	1.00%
Net investment income	0.92%	0.87%
Supplemental data		
Net assets, end of year (000's)	$14,511	$12,654
Portfolio turnover rate	47.73%	15.34%

[a]For the period September 1, 2011 (commencement of operations) to May 31, 2012.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these consolidated financial statements. | 19

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013

Franklin Templeton Global Allocation Fund	Country	Shares	Value
Common Stocks 53.5%			
Automobiles & Components 0.8%			
[a] BorgWarner Inc.	United States	520	$ 42,156
[a] Brilliance China Automotive Holdings Ltd.	China	114,000	131,722
Cie Generale des Etablissements Michelin, B	France	440	38,754
[a] General Motors Co.	United States	1,990	67,441
Toyota Motor Corp.	Japan	1,500	87,543
			367,616
Banks 4.0%			
[b] Akbank TAS, 144A	Turkey	1,400	6,680
Bank of Nova Scotia	Canada	2,500	142,430
BNP Paribas SA	France	2,890	170,214
China Merchants Bank Co. Ltd., H	China	61,500	124,217
[a] CIT Group Inc.	United States	823	37,924
Columbia Banking System Inc.	United States	182	3,975
Hana Financial Group Inc.	South Korea	2,400	81,042
Itau Unibanco Holding SA, ADR	Brazil	6,160	92,646
KB Financial Group Inc.	South Korea	3,880	126,731
KBC GROEP NV	Belgium	1,204	48,016
[a] Lloyds Banking Group PLC	United Kingdom	97,260	91,717
PNC Financial Services Group Inc.	United States	1,516	108,606
PT Bank Danamon Indonesia Tbk	Indonesia	175,500	102,798
[a] Signature Bank/New York NY	United States	860	66,375
Societe Generale	France	2,554	102,418
SunTrust Banks Inc.	United States	43	1,380
UniCredit SpA	Italy	19,987	114,121
United Bank Ltd.	Pakistan	164,700	176,369
United Overseas Bank Ltd.	Singapore	9,300	157,650
Wells Fargo & Co.	United States	2,700	109,485
			1,864,794
Capital Goods 4.1%			
Alstom SA	France	1,000	37,846
BAE Systems PLC	United Kingdom	12,820	78,886
The Boeing Co.	United States	510	50,500
Carillion PLC	United Kingdom	9,210	35,916
Caterpillar Inc.	United States	202	17,332
Compagnie de Saint-Gobain	France	520	22,663
Danaher Corp.	United States	900	55,638
Fastenal Co.	United States	750	39,135
Fiat Industrial SpA	Italy	785	9,068
Honeywell International Inc.	United States	340	26,676
Huntington Ingalls Industries Inc.	United States	620	34,236
Hyundai Development Co.	South Korea	6,890	164,445
ITOCHU Corp.	Japan	7,900	97,906
[a] Jacobs Engineering Group Inc.	United States	630	35,916
[a] Kloeckner & Co. SE	Germany	2,410	30,747
Koninklijke Philips NV	Netherlands	1,940	55,196
MTU Aero Engines AG	Germany	1,600	161,860
Noble Group Ltd.	Hong Kong	185,000	152,263

20 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund	Country	Shares	Value
Common Stocks (continued)			
Capital Goods (continued)			
[a]Oshkosh Corp.	United States	656	$ 26,122
Pall Corp.	United States	800	54,560
Precision Castparts Corp.	United States	340	72,733
Raytheon Co.	United States	390	25,990
Rockwell Automation Inc.	United States	230	20,245
Roper Industries Inc.	United States	520	64,594
SembCorp Marine Ltd.	Singapore	20,000	68,693
Shanghai Electric Group Co. Ltd.	China	58,000	21,741
Siemens AG	Germany	490	51,964
SIG PLC	United Kingdom	20,500	55,060
Stanley Black & Decker Inc.	United States	424	33,589
TransDigm Group Inc.	United States	390	56,979
[a]United Rentals Inc.	United States	1,000	56,840
United Technologies Corp.	United States	220	20,878
[a]Vestas Wind Systems AS	Denmark	1,394	20,629
Weir Group PLC	United Kingdom	4,100	145,000
			1,901,846
Commercial & Professional Services 1.1%			
Experian PLC	United Kingdom	9,000	167,145
G4S PLC	United Kingdom	6,320	23,671
Nielsen Holdings NV	United States	1,040	35,266
Randstad Holding NV	Netherlands	1,010	43,311
SGS SA	Switzerland	70	158,272
[a]Stericycle Inc.	United States	540	59,271
			486,936
Consumer Durables & Apparel 0.9%			
[a,c]Billabong International Ltd.	Australia	13,620	5,939
Burberry Group PLC	United Kingdom	3,500	77,230
Luxottica Group SpA	Italy	3,000	156,168
Namco Bandai Holdings Inc.	Japan	3,400	55,114
Ralph Lauren Corp.	United States	320	56,029
[a]Under Armour Inc., A	United States	930	57,660
			408,140
Consumer Services 0.2%			
[a]Chipotle Mexican Grill Inc.	United States	70	25,270
Starwood Hotels & Resorts Worldwide Inc.	United States	500	34,150
Wynn Resorts Ltd.	United States	240	32,614
			92,034
Diversified Financials 2.9%			
Aberdeen Asset Management PLC	United Kingdom	23,000	162,875
AGF Management Ltd.	Canada	1,400	15,387
Citigroup Inc.	United States	1,482	77,049
[a]Credit Suisse Group AG	Switzerland	7,328	220,331
Deutsche Boerse AG	Germany	2,600	168,219
[a]ING Groep NV, IDR	Netherlands	31,555	296,542
[a]IntercontinentalExchange Inc.	United States	210	35,954

Annual Report | 21

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund	Country	Shares	Value
Common Stocks (continued)			
Diversified Financials (continued)			
JPMorgan Chase & Co.	United States	960	$ 52,406
KIWOOM Securities Co. Ltd.	South Korea	459	26,170
Korea Investment Holdings Co. Ltd.	South Korea	690	27,447
Man Group PLC	United Kingdom	36,900	64,774
Morgan Stanley	United States	2,545	65,916
NYSE Euronext	United States	994	39,989
T. Rowe Price Group Inc.	United States	1,100	83,446
			1,336,505
Energy 7.1%			
Apache Corp.	United States	1,120	91,986
Baker Hughes Inc.	United States	3,125	142,125
BG Group PLC	United Kingdom	2,406	44,327
BP PLC	United Kingdom	22,251	160,030
Chevron Corp.	United States	670	82,242
China Coal Energy Co. Ltd., H	China	27,000	17,703
China Shenhua Energy Co. Ltd., H	China	7,500	24,684
CNOOC Ltd.	China	55,000	97,060
CONSOL Energy Inc.	United States	1,910	66,239
Ensco PLC, A	United States	500	30,085
Ensign Energy Services Inc.	Canada	6,800	111,354
Fugro NV, IDR	Netherlands	2,900	172,574
Gazprom, ADR	Russia	33,200	250,909
Inner Mongolia Yitai Coal Co. Ltd., B	China	26,100	133,110
LUKOIL Holdings, ADR (London Stock Exchange)	Russia	1,850	109,289
Marathon Oil Corp.	United States	3,048	104,821
Murphy Oil Corp.	United States	715	45,274
National Oilwell Varco Inc.	United States	640	44,992
Noble Corp.	United States	1,810	70,138
Noble Energy Inc.	United States	1,240	71,486
[d]OAO TMK, GDR, Reg S	Russia	6,550	71,886
PetroChina Co. Ltd., H	China	78,000	90,829
Petroleo Brasileiro SA, ADR	Brazil	1,526	27,117
[b]Reliance Industries Ltd., GDR, 144A	India	4,580	131,148
Royal Dutch Shell PLC, A	United Kingdom	2,745	91,903
Royal Dutch Shell PLC, B	United Kingdom	2,430	84,176
Saipem SpA	Italy	5,700	153,396
[a]SBM Offshore NV	Netherlands	2,211	40,697
Schlumberger Ltd.	United States	890	64,997
Statoil ASA	Norway	4,770	108,636
Suncor Energy Inc.	Canada	2,400	72,836
Talisman Energy Inc.	Canada	5,900	69,060
Total SA, B	France	2,130	106,797
Transocean Ltd.	United States	1,347	67,660
Trican Well Service Ltd.	Canada	7,000	98,147
WorleyParsons Ltd.	Australia	7,200	141,009
[a]WPX Energy Inc.	United States	508	9,784
			3,300,506

22 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund	Country	Shares	Value
Common Stocks (continued)			
Food & Staples Retailing 2.1%			
Carrefour SA	France	3,030	$ 89,830
CVS Caremark Corp.	United States	2,289	131,801
Dairy Farm International Holdings Ltd.	Hong Kong	9,900	126,720
The Kroger Co.	United States	2,920	98,316
Tesco PLC	United Kingdom	23,270	129,198
Wal-Mart de Mexico SAB de CV, V	Mexico	31,800	93,942
Wal-Mart Stores Inc.	United States	427	31,957
Walgreen Co.	United States	1,460	69,729
Whole Foods Market Inc.	United States	1,300	67,418
Woolworths Ltd.	Australia	4,200	132,237
			971,148
Food, Beverage & Tobacco 1.7%			
Altria Group Inc.	United States	1,818	65,630
British American Tobacco PLC	United Kingdom	1,965	108,144
The Coca-Cola Co.	United States	1,300	51,987
Coca-Cola Enterprises Inc.	United Kingdom	1,120	41,619
Dr. Pepper Snapple Group Inc.	United States	891	40,968
Imperial Tobacco Group PLC	United Kingdom	2,366	85,275
Lorillard Inc.	United States	1,433	60,816
Mead Johnson Nutrition Co., A	United States	490	39,724
PepsiCo Inc.	United States	820	66,231
Pernod Ricard SA	France	298	35,893
Philip Morris International Inc.	United States	435	39,546
Univanich Palm Oil PCL, fgn.	Thailand	320,000	137,565
[a]WhiteWave Foods Co., A	United States	1,840	32,090
			805,488
Health Care Equipment & Services 2.4%			
Abbott Laboratories	United States	1,900	69,673
[a]Cerner Corp.	United States	650	63,882
Cigna Corp.	United States	1,513	102,733
Cochlear Ltd.	Australia	2,300	141,804
[a]DaVita HealthCare Partners Inc.	United States	430	53,350
Elekta AB, B	Sweden	10,500	160,280
Essilor International SA	France	1,350	149,340
[a]Express Scripts Holding Co.	United States	730	45,348
Getinge AB, B	Sweden	1,207	36,229
McKesson Corp.	United States	360	40,990
Medtronic Inc.	United States	2,406	122,730
Nobel Biocare Holding AG	Switzerland	3,836	47,138
Shanghai Pharmaceuticals Holding Co. Ltd., H	China	11,000	21,537
Stryker Corp.	United States	360	23,900
UnitedHealth Group Inc.	United States	65	4,071
WellPoint Inc.	United States	680	52,339
			1,135,344

Annual Report | 23

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund	Country	Shares	Value
Common Stocks (continued)			
Household & Personal Products 0.8%			
Avon Products Inc.	United States	2,440	$ 57,511
Hengan International Group Co. Ltd.	China	16,000	177,452
Reckitt Benckiser Group PLC	United Kingdom	2,000	143,484
			378,447
Insurance 2.4%			
ACE Ltd.	United States	1,880	168,598
Admiral Group PLC	United Kingdom	8,500	172,708
Aegon NV	Netherlands	14,203	97,079
Aflac Inc.	United States	930	51,792
[a]Alleghany Corp.	United States	158	61,620
[a]American International Group Inc.	United States	2,955	131,379
Aviva PLC	United Kingdom	28,210	143,029
AXA SA	France	6,800	138,111
MetLife Inc.	United States	1,660	73,389
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	160	30,074
Swiss Re AG	Switzerland	370	27,338
Zurich Insurance Group AG	Switzerland	137	36,421
			1,131,538
Materials 4.6%			
Airgas Inc.	United States	420	43,214
Akzo Nobel NV	Netherlands	960	61,482
Anglo American PLC	United Kingdom	4,374	102,270
Anglo American PLC	United Kingdom	1,240	28,751
Antofagasta PLC	Chile	10,200	146,470
Arab Potash Co. PLC	Jordan	2,283	152,189
CRH PLC	Ireland	3,040	64,390
Domtar Corp.	United States	227	16,451
Ecolab Inc.	United States	1,370	115,724
Freeport-McMoRan Copper & Gold Inc., B	United States	2,844	88,306
HudBay Minerals Inc.	Canada	2,600	20,699
Impala Platinum Holdings Ltd.	South Africa	14,000	147,544
International Paper Co.	United States	1,612	74,394
Linde AG	Germany	115	22,124
MeadWestvaco Corp.	United States	1,360	47,600
POSCO	South Korea	292	83,114
Potash Corp. of Saskatchewan Inc.	Canada	762	32,243
Praxair Inc.	United States	510	58,308
Rexam PLC	United Kingdom	4,410	35,524
Sika AG	Switzerland	60	148,463
Symrise AG	Germany	3,800	155,618
Syngenta AG	Switzerland	420	165,154
[d]Tata Steel Ltd., Reg S, GDR	India	21,673	114,921
[a]ThyssenKrupp AG	Germany	1,680	33,739
Umicore SA	Belgium	3,600	172,993
			2,131,685

24 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund	Country	Shares	Value
Common Stocks (continued)			
Media 1.7%			
British Sky Broadcasting Group PLC	United Kingdom	4,250	$ 50,376
[a]Charter Communications Inc., A	United States	280	31,338
Comcast Corp., Special A	United States	326	12,649
[a]DIRECTV	United States	830	50,738
[a]Discovery Communications Inc., C	United States	1,040	72,769
Kabel Deutschland Holdings AG	Germany	1,300	122,980
News Corp., B	United States	3,760	121,222
Reed Elsevier PLC	United Kingdom	6,980	78,547
Sirius XM Radio Inc.	United States	25,000	87,000
Time Warner Cable Inc.	United States	652	62,272
The Walt Disney Co.	United States	1,390	87,681
			777,572
Pharmaceuticals, Biotechnology & Life Sciences 4.2%			
[a]Actavis Inc.	United States	700	86,303
Allergan Inc.	United States	790	78,597
[a]Biogen Idec Inc.	United States	380	90,246
Bristol-Myers Squibb Co.	United States	1,150	52,911
[a]Celgene Corp.	United States	820	101,393
CSL Ltd.	Australia	2,700	153,840
Eli Lilly & Co.	United States	501	26,633
Gerresheimer AG	Germany	600	36,091
[a]Gilead Sciences Inc.	United States	1,690	92,071
GlaxoSmithKline PLC	United Kingdom	5,460	142,169
[a]Hospira Inc.	United States	687	23,825
[a]Illumina Inc.	United States	460	32,347
Ipsen SA	France	830	30,140
Lonza Group AG	Switzerland	600	44,834
Merck & Co. Inc.	United States	3,832	178,954
Novartis AG	Switzerland	880	63,501
Novo Nordisk AS, B	Denmark	950	153,086
Pfizer Inc.	United States	1,965	53,507
[a]Quintiles Transnational Holdings Inc.	United States	720	31,709
Roche Holding AG	Switzerland	1,100	275,058
Sanofi	France	1,120	120,084
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,524	58,217
[a]Waters Corp.	United States	220	21,276
			1,946,792
Real Estate 0.8%			
American Tower Corp.	United States	1,200	93,408
Hang Lung Properties Ltd.	Hong Kong	41,000	143,916
Land and Houses PCL, fgn.	Thailand	378,500	147,921
			385,245
Retailing 1.1%			
[a]Amazon.com Inc.	United States	300	80,709
Dick's Sporting Goods Inc.	United States	650	34,021
[a]Dollar General Corp.	United States	960	50,679

Annual Report | 25

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund	Country	Shares	Value
Common Stocks (continued)			
Retailing (continued)			
Inditex SA	Spain	600	$ 74,708
Kingfisher PLC	United Kingdom	14,180	74,437
Kohl's Corp.	United States	976	50,176
Marks & Spencer Group PLC	United Kingdom	8,350	59,740
[a]Priceline.com Inc.	United States	40	32,157
Tractor Supply Co.	United States	280	31,354
			487,981
Semiconductors & Semiconductor Equipment 1.4%			
ARM Holdings PLC	United Kingdom	8,400	126,045
ASML Holding NV	Netherlands	2,000	167,005
Microchip Technology Inc.	United States	1,490	54,355
Samsung Electronics Co. Ltd.	South Korea	69	93,809
Siliconware Precision Industries Co., ADR	Taiwan	15,560	89,470
[a]Trina Solar Ltd., ADR	China	9,400	54,896
Xilinx Inc.	United States	1,730	70,325
			655,905
Software & Services 4.5%			
[a]ANSYS Inc.	United States	530	39,485
Capcom Co. Ltd.	Japan	2,400	38,326
[a]Check Point Software Technologies Ltd.	Israel	4,010	200,821
Dassault Systemes SA	France	1,350	170,163
[a]eBay Inc.	United States	1,250	67,625
[a]Facebook Inc., A	United States	1,200	29,220
[a]Google Inc., A	United States	219	190,620
Infosys Ltd., ADR	India	3,200	133,600
International Business Machines Corp.	United States	310	64,486
[a]LinkedIn Corp., A	United States	290	48,584
MasterCard Inc., A	United States	200	114,050
MercadoLibre Inc.	Argentina	1,500	171,930
Microsoft Corp.	United States	4,830	168,470
[a]NetSuite Inc.	United States	350	30,660
[a]Nuance Communications Inc.	United States	1,920	36,480
Oracle Corp.	United States	1,800	60,768
[a]Red Hat Inc.	United States	330	15,916
The Sage Group PLC	United Kingdom	30,000	166,415
[a]Salesforce.com Inc.	United States	1,440	60,955
[a]Symantec Corp.	United States	2,562	57,363
Trend Micro Inc.	Japan	1,800	54,783
[a]Vantiv Inc., A	United States	1,840	48,962
Visa Inc., A	United States	640	114,010
[a]Yahoo! Inc.	United States	1,060	27,878
			2,111,570
Technology Hardware & Equipment 2.3%			
Apple Inc.	United States	772	347,153
Cisco Systems Inc.	United States	8,086	194,711
Dell Inc.	United States	3,464	46,244

26 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund	Country	Shares	Value
Common Stocks (continued)			
Technology Hardware & Equipment (continued)			
Ericsson, B	Sweden	3,650	$ 43,096
[a]Flextronics International Ltd.	Singapore	8,960	66,842
Hewlett-Packard Co.	United States	2,590	63,248
Kingboard Chemical Holdings Ltd.	Hong Kong	28,200	60,736
QUALCOMM Inc.	United States	1,670	106,011
TE Connectivity Ltd.	United States	1,264	56,109
[a]Trimble Navigation Ltd.	United States	1,270	35,433
Xerox Corp.	United States	7,220	63,464
			1,083,047
Telecommunication Services 1.2%			
China Mobile Ltd.	China	3,000	31,765
China Telecom Corp. Ltd., H	China	74,000	35,364
France Telecom SA	France	4,590	46,779
[a]SBA Communications Corp.	United States	1,180	88,819
[a]Telefonica SA	Spain	6,013	82,824
Telenor ASA	Norway	2,740	57,783
Vivendi SA	France	1,975	38,933
Vodafone Group PLC	United Kingdom	67,463	196,748
			579,015
Transportation 0.9%			
A.P. Moller-Maersk AS, B	Denmark	8	57,506
[a]Deutsche Lufthansa AG	Germany	2,990	64,614
DSV AS, B	Denmark	6,500	156,689
[a]Hub Group Inc., A	United States	960	34,858
Kansas City Southern	United States	350	38,745
Union Pacific Corp.	United States	420	64,940
			417,352
Utilities 0.3%			
Entergy Corp.	United States	344	23,695
Exelon Corp.	United States	1,302	40,805
GDF Suez	France	1,290	26,401
NRG Energy Inc.	United States	1,374	35,064
			125,965
Total Common Stocks (Cost $21,284,243)			24,882,471
Preferred Stocks 1.0%			
Banks 0.2%			
Banco Bradesco SA, ADR, pfd.	Brazil	6,600	106,458
Energy 0.2%			
Petroleo Brasileiro SA, ADR, pfd.	Brazil	3,800	70,832
Materials 0.6%			
Vale SA, ADR, pfd., A	Brazil	20,600	277,688
Total Preferred Stocks (Cost $625,941)			454,978

Annual Report | 27

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund	Country	Principal Amount*	Value
Corporate Bonds 2.1%			
Banks 0.5%			
Bank of Montreal, senior note, 1.45%, 4/09/18	Canada	$ 100,000	$ 98,827
HSBC USA Inc., senior note, 2.375%, 2/13/15	United Kingdom	120,000	123,227
			222,054
Capital Goods 0.2%			
John Deere Capital Corp., 0.70%, 9/04/15	United States	90,000	90,243
Energy 0.2%			
Chevron Corp., senior note, 1.104%, 12/05/17	United States	75,000	74,610
Food & Staples Retailing 0.3%			
Costco Wholesale Corp., senior note, 1.125%, 12/15/17	United States	150,000	148,895
Food, Beverage & Tobacco 0.3%			
Anheuser-Busch InBev Finance, senior note, 0.80%, 1/15/16	Belgium	150,000	149,907
Media 0.3%			
[b]Clear Channel Communications Inc., senior secured note, first lien, 144A, 9.00%, 12/15/19	United States	55,000	55,550
The Walt Disney Co., senior note, 1.10%, 12/01/17	United States	110,000	109,125
			164,675
Technology Hardware & Equipment 0.2%			
Avaya Inc.,			
[b]senior note, 144A, 10.50%, 3/01/21	United States	10,000	8,450
[b]senior secured note, 144A, 7.00%, 4/01/19	United States	4,000	3,750
Hewlett-Packard Co., senior note, 2.35%, 3/15/15	United States	50,000	51,089
			63,289
Transportation 0.1%			
[b,e]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	27,000	31,455
American Airlines Pass Through Trust,			
2009-1A, 10.375%, 7/02/19	United States	1,635	1,755
2011-2A, 8.625%, 4/15/23	United States	2,730	2,931
			36,141
Total Corporate Bonds (Cost $936,990)			949,814
[f,g]**Senior Floating Rate Interests 0.0%**[†]			
Technology Hardware & Equipment 0.0%[†]			
[h]Avaya Inc.,			
Tranche B3, 4.70%, 10/26/17	United States	9,000	8,096
Tranche B5, 6.95%, 3/31/18	United States	4,000	3,850
Total Senior Floating Rate Interests (Cost$11,903)			11,946
		Units	
[i]**Exchange Traded Notes (Cost $1,388,582) 2.6%**			
Energy 2.6%			
[a,j,k]iPATH Dow Jones-UBS Commodity Index Total Return ETN, 6/12/36	United States	31,220	1,196,038

28 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities 14.6%			
Government of Australia, senior bond, 5.50%, 12/15/13	Australia	120,000 AUD	$ 116,891
Government of Canada,			
2.00%, 8/01/13	Canada	200,000 CAD	193,307
2.25%, 8/01/14	Canada	18,000 CAD	17,601
1.00%, 11/01/14	Canada	50,000 CAD	48,184
2.00%, 12/01/14	Canada	48,000 CAD	46,938
1.00%, 2/01/15	Canada	132,000 CAD	127,181
[b]Government of France, senior note, 144A, 1.375%, 1/29/18	France	152,000	151,477
Government of Hungary,			
5.50%, 2/12/14	Hungary	10,500,000 HUF	46,480
4.125%, 2/19/18	Hungary	50,000	49,906
5.375%, 2/21/23	Hungary	80,000	79,914
senior note, 4.375%, 7/04/17	Hungary	95,000 EUR	125,034
senior note, 5.75%, 6/11/18	Hungary	10,000 EUR	13,904
senior note, 6.25%, 1/29/20	Hungary	32,000	34,760
senior note, 6.375%, 3/29/21	Hungary	6,000	6,544
Government of Indonesia, FR49, 9.00%, 9/15/13	Indonesia	1,600,000,000 IDR	165,586
Government of Ireland,			
5.50%, 10/18/17	Ireland	40,300 EUR	59,263
5.90%, 10/18/19	Ireland	26,000 EUR	39,164
4.50%, 4/18/20	Ireland	40,000 EUR	55,939
5.00%, 10/18/20	Ireland	123,000 EUR	176,982
senior bond, 4.50%, 10/18/18	Ireland	11,000 EUR	15,631
senior bond, 4.40%, 6/18/19	Ireland	37,000 EUR	51,875
senior bond, 5.40%, 3/13/25	Ireland	131,670 EUR	192,986
Government of Israel, 3.50%, 9/30/13	Israel	730,000 ILS	199,536
Government of Malaysia,			
3.434%, 8/15/14	Malaysia	960,000 MYR	311,538
3.835%, 8/12/15	Malaysia	40,000 MYR	13,141
3.197%, 10/15/15	Malaysia	40,000 MYR	12,976
senior bond, 5.094%, 4/30/14	Malaysia	520,000 MYR	171,125
Government of Mexico,			
9.00%, 6/20/13	Mexico	23,120[l] MXN	181,484
8.00%, 12/19/13	Mexico	38,700[l] MXN	309,812
9.50%, 12/18/14	Mexico	23,700[l] MXN	200,639
6.00%, 6/18/15	Mexico	1,830[l] MXN	14,839
8.00%, 12/17/15	Mexico	2,320[l] MXN	19,787
6.25%, 6/16/16	Mexico	210[l] MXN	1,731
Government of Poland,			
5.00%, 10/24/13	Poland	550,000 PLN	168,698
5.75%, 4/25/14	Poland	1,000,000 PLN	312,159
5.50%, 4/25/15	Poland	220,000 PLN	70,342
Strip, 7/25/14	Poland	90,000 PLN	26,559
Strip, 7/25/15	Poland	480,000 PLN	137,869
Government of Singapore, senior bond, 0.25%, 2/01/14	Singapore	322,000 SGD	254,753
Government of Sweden,			
1.50%, 8/30/13	Sweden	140,000 SEK	21,170
6.75%, 5/05/14	Sweden	2,470,000 SEK	393,055

Annual Report | 29

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities (continued)			
Government of the Netherlands, zero cpn., 4/15/16	Netherlands	120,000 EUR	$ 154,463
[b]Government of Ukraine, 144A, 7.75%, 9/23/20	Ukraine	280,000	287,049
Korea Monetary Stabilization Bond,			
senior bond, 3.90%, 8/02/13	South Korea	181,900,000 KRW	161,134
senior note, 2.78%, 10/02/14	South Korea	71,000,000 KRW	62,837
senior note, 2.84%, 12/02/14	South Korea	14,730,000 KRW	13,136
senior note, 2.74%, 2/02/15	South Korea	40,790,000 KRW	36,061
Korea Treasury Bond,			
senior bond, 3.75%, 6/10/13	South Korea	510,000,000 KRW	444,933
senior bond, 3.00%, 12/10/13	South Korea	465,000,000 KRW	411,865
senior note, 3.25%, 12/10/14	South Korea	92,800,000 KRW	82,662
senior note, 3.25%, 6/10/15	South Korea	42,660,000 KRW	38,070
senior note, 2.75%, 12/10/15	South Korea	34,520,000 KRW	30,507
[m]Mexican Udibonos, Index Linked,			
4.50%, 12/18/14	Mexico	551[n]	4,577
5.00%, 6/16/16	Mexico	23,472[n]	206,435
3.50%, 12/14/17	Mexico	1,786[n]	15,567
4.00%, 6/13/19	Mexico	1,687[n]	15,259
2.50%, 12/10/20	Mexico	347[n]	2,897
Queensland Treasury Corp., senior note, 6.00%, 8/21/13	Australia	180,000 AUD	173,683
Total Foreign Government and Agency Securities (Cost $6,796,305)			6,777,895
U.S. Government and Agency Securities 7.8%			
FHLB,			
0.25%, 2/20/15	United States	375,000	374,638
0.375%, 6/24/16	United States	190,000	188,823
U.S. Treasury Note,			
0.625%, 7/15/14	United States	1,375,000	1,382,036
0.375%, 3/15/15	United States	150,000	150,270
1.00%, 8/31/16	United States	1,525,000	1,545,253
Total U.S. Government and Agency Securities (Cost $3,629,819)			3,641,020
Total Investments before Short Term Investments (Cost $34,673,783)			37,914,162
Short Term Investments 24.4%			
Foreign Government and Agency Securities 2.8%			
[o]Bank of Negara Monetary Notes, 6/04/13 - 5/27/14	Malaysia	1,590,000 MYR	505,220
[o]Canada Treasury Bill, 8/15/13	Canada	11,000 CAD	10,589
Government of Canada,			
2.50%, 9/01/13	Canada	17,000 CAD	16,464
1.00%, 2/01/14	Canada	92,000 CAD	88,734
2.00%, 3/01/14	Canada	20,000 CAD	19,431
[o]Government of Poland, Strip, 7/25/13 - 1/25/14	Poland	605,000 PLN	181,256
[o]Mexico Treasury Bills, 10/31/13 - 4/30/14	Mexico	7,660 MXN	5,829
[o]Monetary Authority of Singapore Treasury Bill, 7/05/13	Singapore	161,000 SGD	127,392

30 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund	Country	Principal Amount*	Value
Short Term Investments (continued)			
Foreign Government and Agency Securities (continued)			
[o]Singapore Treasury Bills, 7/11/13 - 10/04/13	Singapore	369,000 SGD	$ 291,838
[o]Sweden Treasury Bills, 6/19/13 - 9/18/13	Sweden	420,000 SEK	63,292
Total Foreign Government and Agency Securities (Cost $1,336,006)			1,310,045
U.S. Government and Agency Securities 5.4%			
[o,p]U.S. Treasury Bill, 6/13/13	United States	1,000,000	999,996
U.S. Treasury Note, 0.25%, 3/31/14	United States	1,500,000	1,501,582
Total U.S. Government and Agency Securities (Cost $2,501,727)			2,501,578
Total Investments before Money Market Funds (Cost $38,511,516)			41,725,785
		Shares	
Money Market Funds (Cost $7,518,413) 16.2%			
[a,q]Institutional Fiduciary Trust Money Market Portfolio	United States	7,518,413	7,518,413
Total Investments (Cost $46,029,929) 106.0%			49,244,198
Other Assets, less Liabilities (6.0)%			(2,791,482)
Net Assets 100.0%			$46,452,716

[†]Rounds to less than 0.1% of net assets.

[*]The principal amount is stated in U.S. dollars unless otherwise indicated.

[a]Non-income producing.

[b]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2013, the aggregate value of these securities was $675,559, representing 1.45% of net assets.

[c]Security has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2013, the value of this security was $5,939, representing 0.01% of net assets.

[d]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2013, the aggregate value of these securities was $186,807, representing 0.40% of net assets.

[e]See Note 8 regarding defaulted securities.

[f]The coupon rate shown represents the rate at period end.

[g]See Note 1(g) regarding senior floating rate interests.

[h]Security purchased on a delayed delivery basis. See Note 1(c).

[i]See Note 1(e) regarding exchange traded notes.

[j]A portion or all of the security is owned by GAF Holdings Corp., a wholly-owned subsidiary of the Fund. See Note 1(f).

[k]Security does not guarantee any return of principal at maturity, upon redemption or otherwise. Cash payment at maturity or upon early redemption is based on the performance of the indicated index less an investor fee.

[l]Principal amount is stated in 100 Mexican Peso Units.

[m]Principal amount of security is adjusted for inflation. See Note 1(i).

[n]Principal amount is stated in 100 Unidad de Inversion Units.

[o]The security is traded on a discount basis with no stated coupon rate.

[p]Security or a portion of the security has been pledged as collateral for open futures contracts. At May 31, 2013, the value of the security pledged as collateral was $999,996, representing 2.15% of net assets.

[q]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | 31

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund

At May 31, 2013, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Equity Contracts						
DAX Index	Long	12	$3,261,554	6/21/13	$172,950	$ —
FTSE 100 Index	Long	15	1,497,920	6/21/13	34,599	—
FTSE/MIB Index	Long	9	1,007,645	6/21/13	84,579	—
S&P 500 E-Mini	Short	28	2,280,600	6/21/13	—	(108,285)
S&P/TSX 60 Index	Short	3	419,994	6/20/13	6,123	—
SPI 200 Index	Short	3	354,566	6/20/13	2,650	—
TOPIX Index	Short	21	2,367,596	6/13/13	3,906	—
Unrealized appreciation (depreciation) on equity contracts					304,807	(108,285)
Interest Rate Contracts						
10 Yr. Mini Japan Government Bond	Long	34	4,824,311	6/10/13	—	(83,679)
Australian 10 Yr. Bond	Long	5	585,866	6/17/13	10,564	—
Canadian 10 Yr. Bond	Long	4	522,204	9/19/13	—	(3,215)
Euro-Bund	Short	22	4,108,367	6/6/13	23,573	—
Long Gilt	Short	26	4,574,252	9/26/13	22,447	—
U.S. Treasury 10 Yr. Note	Long	11	1,421,406	9/19/13	—	(8,034)
Unrealized appreciation (depreciation) on interest rate contracts					56,584	(94,928)
Net unrealized appreciation (depreciation) on financial futures contracts					$158,178	

At May 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	UBSW	Buy	108,000	140,076	6/04/13	$ 1,086	$ —
Euro	UBSW	Sell	108,000	140,692	6/04/13	348	—
Euro	BZWS	Sell	9,592	11,928	6/05/13	—	(537)
Euro	BZWS	Sell	3,708	4,640	6/06/13	—	(179)
Indian Rupee	JPHQ	Buy	11,380,800	204,646	6/07/13	—	(3,775)
Australian Dollar	DBAB	Buy	2,000,000	2,064,500	6/19/13	—	(150,510)
Australian Dollar	DBAB	Sell	2,230,000	2,198,689	6/19/13	64,590	—
British Pound	DBAB	Sell	2,082,000	3,144,070	6/19/13	—	(18,382)
British Pound	DBAB	Buy	102,000	155,176	6/19/13	—	(243)
Canadian Dollar	DBAB	Buy	460,000	451,731	6/19/13	—	(8,042)
Canadian Dollar	DBAB	Sell	970,000	947,469	6/19/13	11,864	—
Euro	DBAB	Sell	2,059,000	2,669,823	6/19/13	—	(6,009)
Euro	DBAB	Buy	781,000	1,007,714	6/19/13	7,257	—
Euro	DBAB	Sell	380,000	494,213	6/19/13	373	—
Japanese Yen	DBAB	Buy	82,000,000	834,693	6/19/13	—	(18,303)
Japanese Yen	DBAB	Sell	6,050,000	59,084	6/19/13	—	(1,150)

32 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Sell	173,950,000	1,834,180	6/19/13	$102,340	$ —
New Zealand Dollar	DBAB	Buy	690,000	565,869	6/19/13	—	(17,898)
New Zealand Dollar	DBAB	Sell	100,000	81,771	6/19/13	2,355	—
Norwegian Krone	DBAB	Buy	6,574,000	1,131,439	6/19/13	—	(12,411)
Norwegian Krone	DBAB	Sell	1,824,000	311,786	6/19/13	1,304	—
Swedish Krona	DBAB	Buy	4,752,000	736,864	6/19/13	—	(19,708)
Swedish Krona	DBAB	Sell	1,615,000	241,792	6/19/13	—	(1,938)
Swiss Franc	DBAB	Sell	50,000	51,786	6/19/13	—	(515)
Swiss Franc	DBAB	Sell	850,000	900,414	6/19/13	11,305	—
Euro	BZWS	Sell	1,929	2,441	6/20/13	—	(66)
Euro	BOFA	Sell	17,181	23,126	7/17/13	794	—
Euro	BZWS	Sell	68,681	91,713	7/17/13	2,441	—
Euro	FBCO	Sell	13,538	17,520	7/17/13	—	(77)
Euro	FBCO	Sell	2,331	3,076	7/17/13	46	—
Euro	DBAB	Sell	4,017	5,288	7/17/13	67	—
Euro	HSBC	Sell	301	406	7/17/13	14	—
Euro	RBS	Buy	222,000	288,678	7/30/13	—	(98)
Polish Zloty	RBS	Buy	400,000	123,629	7/30/13	—	(2,509)
Euro	DBAB	Sell	16,000	19,891	7/31/13	—	(907)
Euro	JPHQ	Sell	16,000	19,866	7/31/13	—	(933)
Euro	UBSW	Sell	17,000	20,924	8/01/13	—	(1,175)
Euro	HSBC	Sell	16,000	19,798	8/02/13	—	(1,001)
Euro	BZWS	Sell	17,004	23,089	8/05/13	984	—
British Pound	BOFA	Sell	12,069	18,147	8/19/13	—	(178)
British Pound	BOFA	Sell	88,113	136,495	8/19/13	2,710	—
British Pound	BZWS	Sell	3,068	4,619	8/19/13	—	(39)
British Pound	FBCO	Sell	3,763	5,635	8/19/13	—	(78)
British Pound	FBCO	Sell	175,929	272,318	8/19/13	5,198	—
British Pound	DBAB	Sell	15,403	23,358	8/19/13	—	(29)
British Pound	DBAB	Sell	21,070	32,230	8/19/13	238	—
British Pound	HSBC	Sell	3,157	4,729	8/19/13	—	(64)
British Pound	HSBC	Sell	1,033	1,573	8/19/13	5	—
British Pound	SSBT	Buy	2,545	3,861	8/19/13	35	—
British Pound	SSBT	Sell	7,732	11,825	8/19/13	85	—
Chilean Peso	DBAB	Buy	153,440,000	306,451	9/10/13	—	(4,281)
Euro	DBAB	Sell	805,000	1,017,665	9/10/13	—	(29,074)
Japanese Yen	CITI	Sell	34,544,250	439,886	9/10/13	95,805	—
Japanese Yen	JPHQ	Sell	33,831,600	433,083	9/10/13	96,101	—
Philippine Peso	JPHQ	Buy	10,959,000	260,811	9/10/13	—	(2,375)
Singapore Dollar	JPHQ	Buy	185,396	148,918	9/10/13	—	(2,194)
Singapore Dollar	JPHQ	Sell	185,396	151,814	9/10/13	5,090	—
Swedish Krona	DBAB	Buy	3,003,165	348,707 EUR	9/10/13	—	(994)
Euro	BZWS	Sell	70,528	90,535	9/12/13	—	(1,173)
Euro	UBSW	Sell	108,000	140,156	9/13/13	—	(1,094)

Annual Report | 33

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	HSBC	Buy	49,054	15,639	9/17/13	$ 70	$ —
Malaysian Ringgit	DBAB	Buy	38,299	12,191	9/18/13	73	—
Euro	DBAB	Sell	90,000	119,722	9/23/13	2,683	—
Hungarian Forint	JPHQ	Buy	4,038,000	12,990 EUR	9/23/13	602	—
Hungarian Forint	JPHQ	Buy	3,232,000	10,391 EUR	9/25/13	488	—
Euro	DBAB	Sell	32,000	42,271	9/27/13	656	—
Euro	DBAB	Sell	46,000	59,683	10/03/13	—	(142)
Mexican Peso	DBAB	Buy	1,296,000	97,491	10/11/13	2,833	—
Japanese Yen	JPHQ	Sell	6,550,000	74,415	10/18/13	9,154	—
Chilean Peso	CITI	Buy	160,137,000	324,000	10/21/13	—	(10,129)
Euro	BZWS	Sell	174,000	229,045	10/21/13	2,721	—
Swedish Krona	BZWS	Buy	480,000	54,830 EUR	10/21/13	938	—
Japanese Yen	BZWS	Sell	840,000	8,581	10/22/13	211	—
Euro	JPHQ	Sell	17,084	21,876	11/12/13	—	(350)
Japanese Yen	DBAB	Sell	1,634,000	20,637	11/13/13	4,353	—
Japanese Yen	JPHQ	Sell	1,300,000	16,492	11/13/13	3,537	—
Euro	DBAB	Sell	21,573	27,541	11/15/13	—	(525)
Euro	BOFA	Sell	1,392	1,814	11/18/13	3	—
Euro	FBCO	Sell	56,376	72,595	11/18/13	—	(750)
Euro	DBAB	Sell	392	509	11/18/13	—	(1)
Euro	HSBC	Sell	1,392	1,815	11/18/13	4	—
Euro	DBAB	Sell	6,771	8,699	11/19/13	—	(110)
Euro	JPHQ	Sell	21,301	27,193	11/20/13	—	(520)
Euro	DBAB	Sell	24,773	32,557	1/07/14	312	—
Japanese Yen	DBAB	Sell	3,820,000	43,092	1/17/14	4,998	—
Japanese Yen	JPHQ	Sell	6,930,000	78,267	1/17/14	9,160	—
Euro	DBAB	Sell	64,000	86,336	1/31/14	3,015	—
Euro	DBAB	Sell	113,000	151,638	2/11/14	4,510	—
Japanese Yen	HSBC	Sell	4,290,000	46,123	2/12/14	3,330	—
Japanese Yen	JPHQ	Sell	4,287,000	46,115	2/12/14	3,352	—
Japanese Yen	CITI	Sell	5,680,000	61,467	2/13/14	4,808	—
Japanese Yen	JPHQ	Sell	2,850,000	30,795	2/13/14	2,366	—
Japanese Yen	JPHQ	Sell	2,850,000	30,780	2/18/14	2,350	—
Japanese Yen	CITI	Sell	2,840,000	30,770	2/19/14	2,439	—
Japanese Yen	GSFX	Sell	2,850,000	30,746	2/19/14	2,315	—
Japanese Yen	BZWS	Sell	1,420,000	15,339	2/25/14	1,173	—
Japanese Yen	BZWS	Sell	2,840,000	30,708	2/27/14	2,374	—
Japanese Yen	DBAB	Sell	915,000	9,996	2/27/14	868	—
Euro	DBAB	Sell	83,517	109,887	3/03/14	1,126	—
Euro	BZWS	Sell	7,491	9,802	3/07/14	46	—
Euro	DBAB	Sell	40,000	52,356	3/07/14	263	—
Euro	BZWS	Sell	12,953	16,874	3/10/14	5	—
Euro	CITI	Sell	25,814	33,725	3/10/14	105	—
Mexican Peso	HSBC	Buy	753,430	57,352	3/10/14	236	—

34 | Annual Report

Franklin Templeton International Trust

Consolidated Statement of Investments, May 31, 2013 *(continued)*

Franklin Templeton Global Allocation Fund

Forward Exchange Contracts *(continued)*

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	HSBC	Buy	113,809	35,915	3/11/14	$ 142	$ —
Malaysian Ringgit	JPHQ	Buy	30,630	9,672	3/12/14	32	—
Euro	BZWS	Sell	4,551	5,922	3/17/14	—	(5)
Euro	CITI	Sell	2,661	3,454	3/18/14	—	(11)
Hungarian Forint	DBAB	Buy	8,203,000	25,977 EUR	3/19/14	1,262	—
Hungarian Forint	JPHQ	Buy	2,458,480	7,793 EUR	3/19/14	368	—
Japanese Yen	CITI	Sell	3,100,000	32,650	3/19/14	1,714	—
Hungarian Forint	JPHQ	Buy	4,113,000	12,988 EUR	3/20/14	679	—
Euro	BZWS	Sell	4,538	5,893	3/21/14	—	(18)
Hungarian Forint	JPHQ	Buy	4,091,000	12,989 EUR	3/21/14	583	—
Japanese Yen	BZWS	Sell	1,580,000	16,702	3/24/14	934	—
Japanese Yen	DBAB	Sell	1,542,000	16,333	3/24/14	943	—
Euro	CITI	Sell	9,009	11,718	3/26/14	—	(17)
Euro	DBAB	Sell	4,566	5,887	3/31/14	—	(60)
Euro	DBAB	Sell	2,665	3,425	4/03/14	—	(47)
Euro	BZWS	Sell	4,483	5,770	4/07/14	—	(70)
Euro	DBAB	Sell	5,365	7,021	4/11/14	32	—
Euro	HSBC	Sell	5,386	7,050	4/16/14	33	—
Japanese Yen	BZWS	Sell	1,270,000	13,056	4/21/14	376	—
Japanese Yen	JPHQ	Sell	760,000	7,802	4/21/14	214	—
Euro	BZWS	Sell	4,457	5,870	4/22/14	62	—
Euro	JPHQ	Sell	865	1,132	4/22/14	5	—
Japanese Yen	JPHQ	Sell	880,000	8,990	4/22/14	204	—
Euro	BZWS	Sell	3,615	4,715	4/30/14	5	—
Euro	GSFX	Sell	4,537	5,969	5/07/14	57	—
Euro	CITI	Sell	9,840	12,987	5/13/14	164	—
Euro	BZWS	Sell	3,672	4,779	5/16/14	—	(6)
Euro	BZWS	Sell	19,084	24,566	5/21/14	—	(307)
Euro	JPHQ	Sell	11,547	14,929	5/23/14	—	(122)
Euro	BZWS	Sell	5,324	6,879	5/30/14	—	(62)
Unrealized appreciation (depreciation)						497,721	(321,191)
Net unrealized appreciation (depreciation)						$176,530	

*In U.S. dollars unless otherwise indicated.

At May 31, 2013, the Fund had the following equity swap contracts outstanding. See Note 1(d).

Counterparty	Description	Type	Number of Contracts	Notional Value*	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
MSCO	Swiss Market Index Bullet Swap	Sell	18	1,382,220 CHF	6/21/13	$ —	$(55,156)
Net unrealized appreciation (depreciation)							$(55,156)

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page 57.

Annual Report | The accompanying notes are an integral part of these consolidated financial statements. | 35

Franklin Templeton International Trust

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

May 31, 2013

	Franklin Templeton Global Allocation Fund
Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$38,511,516
Cost - Sweep Money Fund (Note 7)	7,518,413
Total cost of investments	$46,029,929
Value - Unaffiliated issuers	$41,725,785
Value - Sweep Money Fund (Note 7)	7,518,413
Total value of investments	49,244,198
Cash	14,596
Foreign currency, at value (cost $64,639)	64,383
Receivables:	
Investment securities sold	24,619
Capital shares sold	7,033
Dividends and interest	211,997
Affiliates	5,541
Variation margin	39,311
Unrealized appreciation on forward exchange contracts	497,721
Total assets	50,109,399
Liabilities:	
Payables:	
Investment securities purchased	1,576,609
Capital shares redeemed	1,588,124
Unrealized depreciation on forward exchange contracts	321,191
Unrealized depreciation on equity swap contracts	55,156
Accrued expenses and other liabilities	115,603
Total liabilities	3,656,683
Net assets, at value	$46,452,716
Net assets consist of:	
Paid-in capital	$42,706,545
Undistributed net investment income	794,062
Net unrealized appreciation (depreciation)	3,490,839
Accumulated net realized gain (loss)	(538,730)
Net assets, at value	$46,452,716

36 | The accompanying notes are an integral part of these consolidated financial statements. | Annual Report

Franklin Templeton International Trust

Consolidated Financial Statements *(continued)*

Consolidated Statement of Assets and Liabilities *(continued)*

May 31, 2013

	Franklin Templeton Global Allocation Fund
Class A:	
Net assets, at value	$23,471,980
Shares outstanding	2,177,810
Net asset value per share[a]	$10.78
Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.44
Class C:	
Net assets, at value	$ 6,315,229
Shares outstanding	588,998
Net asset value and maximum offering price per share[a]	$10.72
Class R:	
Net assets, at value	$ 2,155,002
Shares outstanding	200,223
Net asset value and maximum offering price per share	$10.76
Advisor Class:	
Net assets, at value	$14,510,505
Shares outstanding	1,345,164
Net asset value and maximum offering price per share	$10.79

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these consolidated financial statements. | 37

Franklin Templeton International Trust

Consolidated Financial Statements *(continued)*

Consolidated Statement of Operations

for the year ended May 31, 2013

	Franklin Templeton Global Allocation Fund
Investment income:	
Dividends (net of foreign taxes of $39,692)	$ 562,671
Interest (net of foreign taxes of $6,649)	262,924
Total investment income	825,595
Expenses:	
Management fees (Note 3a)	329,883
Administrative fees (Note 3b)	78,504
Distribution fees: (Note 3c)	
Class A	35,717
Class C	45,849
Class R	10,351
Transfer agent fees: (Note 3e)	
Class A	14,270
Class C	3,243
Class R	1,338
Advisor Class	8,995
Custodian fees (Note 4)	11,483
Reports to shareholders	21,031
Registration and filing fees	58,538
Professional fees	201,255
Amortization of offering costs	87,842
Other	17,359
Total expenses	925,658
Expenses waived/paid by affiliates (Note 3f)	(403,347)
Net expenses	522,311
Net investment income	303,284
Realized and unrealized gains (losses):	
Net realized gain (loss) from:	
Investments	(92,303)
Written options (Note 6)	(165,680)
Foreign currency transactions	760,058
Futures contracts	47,297
Swap contracts	(243,763)
Net realized gain (loss)	305,609
Net change in unrealized appreciation (depreciation) on:	
Investments	5,161,356
Translation of other assets and liabilities denominated in foreign currencies	5,416
Change in deferred taxes on unrealized appreciation	2,557
Net change in unrealized appreciation (depreciation)	5,169,329
Net realized and unrealized gain (loss)	5,474,938
Net increase (decrease) in net assets resulting from operations	$5,778,222

38 | The accompanying notes are an integral part of these consolidated financial statements. | Annual Report

Franklin Templeton International Trust

Consolidated Financial Statements *(continued)*

Consolidated Statements of Changes in Net Assets

	Franklin Templeton Global Allocation Fund	
	Year Ended May 31,	
	2013	2012[a]
Increase (decrease) in net assets:		
Operations:		
Net investment income	$ 303,284	$ 185,101
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and swap contracts	305,609	(68,385)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	5,169,329	(1,678,490)
Net increase (decrease) in net assets resulting from operations	5,778,222	(1,561,774)
Distributions to shareholders from:		
Net investment income and net foreign currency gains:		
Class A	(402,416)	(97,701)
Class C	(63,603)	(9,031)
Class R	(31,141)	(8,860)
Advisor Class	(273,230)	(79,621)
Total distributions to shareholders	(770,390)	(195,213)
Capital share transactions: (Note 2)		
Class A	2,893,112	18,907,240
Class C	2,117,484	3,826,982
Class R	2,342	2,000,056
Advisor Class	181,598	13,273,057
Total capital share transactions	5,194,536	38,007,335
Net increase (decrease) in net assets	10,202,368	36,250,348
Net assets:		
Beginning of year	36,250,348	—
End of year	$46,452,716	$36,250,348
Undistributed net investment income included in net assets:		
End of year	$ 794,062	$ 44,825

[a]For the period September 1, 2011 (commencement of operations) to May 31, 2012.

Annual Report | The accompanying notes are an integral part of these consolidated financial statements. | 39

Franklin Templeton International Trust

Notes to Consolidated Financial Statements

Franklin Templeton Global Allocation Fund

1. Organization and Significant Accounting Policies

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Franklin Templeton Global Allocation Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust's Board of Trustees (the Board), the Fund's administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded notes, and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary

40 | Annual Report

Franklin Templeton International Trust
Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

1. Organization and Significant Accounting Policies *(continued)*

a. Financial Instrument Valuation *(continued)*

valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These

Annual Report | 41

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

1. Organization and Significant Accounting Policies *(continued)*

a. Financial Instrument Valuation *(continued)*

price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At May 31, 2013, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

42 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

1. Organization and Significant Accounting Policies *(continued)*

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

The Fund's investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position.

At May 31, 2013, the Fund had OTC derivatives in a net liability position for such contracts of $120,257.

The Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate or equity price risk, and certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the asset underlying the futures contract. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

Annual Report | 43

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

1. Organization and Significant Accounting Policies *(continued)*

d. Derivative Financial Instruments *(continued)*

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund's investment objectives.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

The Fund entered into equity bullet swap contracts primarily to manage and/or gain exposure to equity price risk of an underlying asset or index. An equity bullet swap is an agreement between the Fund and a counterparty to exchange a single payment at the maturity of the swap contract based upon a constant notional principal amount and an underlying index. Over the term of the contract, contractually required payments are accrued daily and recorded as unrealized depreciation or appreciation until the payments are made, at which time they are realized. Payments received or paid due to changes in the value of the underlying asset or index are recorded as realized gain or loss. Pursuant to the terms of the equity bullet swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund's investment objectives.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

e. Exchange Traded Notes

The Fund purchases exchange traded notes. Exchange traded notes are senior, unsecured, unsubordinated debt securities issued by an underwriting bank. Exchange traded notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of exchange traded notes include the credit risk of the issuer

44 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

1. Organization and Significant Accounting Policies *(continued)*

e. Exchange Traded Notes *(continued)*

and the potential inability of the Fund to dispose of the exchange traded note in the normal course of business.

f. Investment in GAF Holdings Corp. (GAF Subsidiary)

The Fund invests in certain financial instruments through its investment in the GAF Subsidiary. The GAF Subsidiary is a Cayman Islands exempted liability company, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and/or commodity-linked derivative investments consistent with the investment objective of the Fund. At May 31, 2013, the GAF Subsidiary's investments as well as any other assets and liabilities of the GAF Subsidiary are reflected in the Fund's Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. At May 31, 2013, the net assets of the GAF Subsidiary were $1,204,816, representing 2.59% of the Fund's consolidated net assets. The Fund's investment in the GAF Subsidiary is limited to 25% of consolidated assets. The financial statements have been consolidated and include the accounts of the Fund and the GAF Subsidiary. All intercompany transactions and balances have been eliminated.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income Taxes and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report | 45

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

1. Organization and Significant Accounting Policies *(continued)*

h. Income Taxes and Deferred Taxes *(continued)*

The Fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of May 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund's financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security's interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Consolidated Statement of Operations.

46 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

1. Organization and Significant Accounting Policies *(continued)*

j. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At May 31, 2013, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

	Year Ended May 31,			
	2013		2012[a]	
	Shares	Amount	Shares	Amount
Class A Shares:				
Shares sold	716,072	$ 7,472,067	1,925,030	$19,210,545
Shares issued in reinvestment of distributions	14,233	148,024	2,012	19,037
Shares redeemed	(447,532)	(4,726,979)	(32,005)	(322,342)
Net increase (decrease)	282,773	$ 2,893,112	1,895,037	$18,907,240
Class C Shares:				
Shares sold	240,247	$ 2,478,372	390,357	$ 3,897,173
Shares issued in reinvestment of distributions	3,453	35,846	270	2,551
Shares redeemed	(37,964)	(396,734)	(7,365)	(72,742)
Net increase (decrease)	205,736	$ 2,117,484	383,262	$ 3,826,982

Annual Report | 47

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

2. Shares of Beneficial Interest *(continued)*

	Year Ended May 31, 2013		2012[a]	
	Shares	Amount	Shares	Amount
Class R Shares:				
Shares sold	221	$ 2,321	200,000	$ 2,000,056
Shares issued in reinvestment of distributions	2	21	—	—
Net increase (decrease)	223	$ 2,342	200,000	$ 2,000,056
Advisor Class Shares:				
Shares sold	64,328	$ 668,503	1,328,952	$13,288,033
Shares issued in reinvestment of distributions	472	4,910	103	971
Shares redeemed	(47,142)	(491,815)	(1,549)	(15,947)
Net increase (decrease)	17,658	$ 181,598	1,327,506	$13,273,057

[a]For the period September 1, 2011 (commencement of operations) to May 31, 2012.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Global Advisors Limited (TGAL)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

48 | Annual Report

Franklin Templeton International Trust
Notes to Consolidated Financial Statements (continued)

Franklin Templeton Global Allocation Fund

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

Effective May 1, 2013, the Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreements do not exceed the aggregate fees that were paid under each of the separate agreements.

Prior to May 1, 2013, the Fund paid fees to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $1 billion
0.730%	Over $1 billion, up to and including $5 billion
0.710%	Over $5 billion, up to and including $10 billion
0.690%	Over $10 billion, up to and including $15 billion
0.670%	Over $15 billion, up to and including $20 billion
0.650%	In excess of $20 billion

Management fees paid by the Fund are reduced on assets invested in the GAF Subsidiary, in an amount not to exceed the management fees paid by GAF Subsidiary.

The GAF Subsidiary pays an investment management fee to Advisers based on the average daily net assets of the GAF Subsidiary as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $1 billion
0.730%	Over $1 billion, up to and including $5 billion
0.710%	Over $5 billion, up to and including $10 billion
0.690%	Over $10 billion, up to and including $15 billion
0.670%	Over $15 billion, up to and including $20 billion
0.650%	In excess of $20 billion

Annual Report | 49

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

Under a subadvisory agreement, Franklin Mutual, FT Institutional, FTIML, TAML, TGAL, and TIC, affiliates of Advisers, provide subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Effective May 1, 2013, following the combining of the investment management and administrative agreements as approved by the Board, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2013, the Fund paid administrative fees to FT Services of 0.20% per year of the average daily net assets of the Fund.

The GAF Subsidiary pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the GAF Subsidiary. Administrative and management fees paid by the Fund were reduced on assets invested in the GAF Subsidiary, in an amount not to exceed the administrative fees paid by the GAF Subsidiary.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Some distribution fees are not charged on shares held by affiliates. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

50 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

3. Transactions with Affiliates *(continued)*

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$19,540
CDSC retained	$ 400

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburse Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets.

For the year ended May 31, 2013, the Fund paid transfer agent fees of $27,846, of which $14,068 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses), for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.00% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2013.

g. Other Affiliated Transactions

At May 31, 2013, Advisers owned 69.57% of the Fund's outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2013, there were no credits earned.

Annual Report | 51

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2013, the Fund had short-term capital loss carryforwards of $282,890.

During the year ended May 31, 2103, the Fund utilized $111,079 of capital loss carryforwards.

The tax character of distributions paid during the years ended May 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$770,390	$195,213

At May 31, 2013, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$46,235,042
Unrealized appreciation	$ 4,509,811
Unrealized depreciation	(1,500,655)
Net unrealized appreciation (depreciation)	$ 3,009,156
Undistributed ordinary income	$ 1,136,880

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, wash sales, and financial futures transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2013, aggregated $23,581,275 and $16,782,000, respectively.

Transactions in options written during the year ended May 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at May 31, 2012	9	$ —
Options written	40	643
Options expired	(2)	(334)
Options exercised	—	—
Options closed	(47)	(309)
Options outstanding at May 31, 2013	—	$ —

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

52 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. Defaulted Securities

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At May 31, 2013 the value of this security was $31,455, representing 0.07% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Consolidated Statement of Investments.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. Other Derivative Information

At May 31, 2013, the Fund's investments in derivative contracts are reflected on the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Locations	Fair Value Amount	Consolidated Statement of Assets and Liabilities Locations	Fair Value Amount
Interest rate contracts	Variation margin / Net assets consist of – net unrealized appreciation (depreciation)	$ 56,584[a]	Net assets consist of – net unrealized appreciation (depreciation)	$ 94,928
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	497,721	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	321,191

Annual Report | 53

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

10. Other Derivative Information *(continued)*

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	**Consolidated Statement of Assets and Liabilities Locations**	**Fair Value Amount**	**Consolidated Statement of Assets and Liabilities Locations**	**Fair Value Amount**
Equity contracts	Variation margin / Net assets consist of – net unrealized appreciation (depreciation)	$304,807[a]	Swap contracts, at value / Net assets consist of – net unrealized appreciation (depreciation)	$163,441

[a]Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only current day's variation margin is separately reported within the Consolidated Statement of Assets and Liabilities.

For the period ended May 31, 2013, the effect of derivative contracts on the Fund's Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Interest rate contracts	Net realized gain (loss) from futures / Net change in unrealized appreciation (depreciation) on investments	$ 171,547	$ 47,185
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	6,216	2,033
Equity contracts	Net realized gain (loss) from investments, written options, futures contracts, and swap contracts / Net change in unrealized appreciation (depreciation) on investments	(512,835)	233,260

For the year ended May 31, 2013, the average month end market value of derivatives represented 2.28% of average month end net assets. The average month end number of open derivative contracts for the year was 163.

See Note 1(d) regarding derivative financial instruments.

54 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Consolidated Statement of Operations. During the year ended May 31, 2013, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 55

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

12. Fair Value Measurements *(continued)*

A summary of inputs used as of May 31, 2013, in valuing the Fund's assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Automobiles & Components	$ 280,073	$ 87,543	$ —	$ 367,616
Banks	1,868,454	102,798	—	1,971,252
Capital Goods	1,803,940	97,906	—	1,901,846
Consumer Durables & Apparel	347,087	61,053	—	408,140
Energy	2,979,420	391,918	—	3,371,338
Food & Staples Retailing	838,911	132,237	—	971,148
Food, Beverage & Tobacco	667,923	137,565	—	805,488
Health Care Equipment & Services	993,540	141,804	—	1,135,344
Pharmaceuticals, Biotechnology & Life Sciences	1,792,952	153,840	—	1,946,792
Real Estate	237,324	147,921	—	385,245
Software & Services	2,018,461	93,109	—	2,111,570
Other Equity Investments[b]	9,961,670	—	—	9,961,670
Corporate Bonds	—	949,814	—	949,814
Senior Floating Rate Interests	—	11,946	—	11,946
Exchange Traded Notes	1,196,038	—	—	1,196,038
Foreign Government and Agency Securities	—	6,777,895	—	6,777,895
U.S. Government and Agency Securities	—	3,641,020	—	3,641,020
Short Term Investments	8,518,409	2,811,627	—	11,330,036
Total Investments in Securities	$33,504,202	$15,739,996	$ —	$49,244,198
Forward Exchange Contracts	—	497,721	—	497,721
Futures Contracts	361,391	—	—	361,391
Liabilities:				
Forward Exchange Contracts	—	321,191	—	321,191
Futures Contracts	203,213	—	—	203,213
Swaps	—	55,156	—	55,156

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Consolidated Statement of Investments.

13. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements

56 | Annual Report

Franklin Templeton International Trust

Notes to Consolidated Financial Statements *(continued)*

Franklin Templeton Global Allocation Fund

13. New Accounting Pronouncements *(continued)*

on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its consolidated financial statements.

In June 2013, FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is regulated under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its consolidated financial statements.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty

- **BOFA** - Bank of America Corp.
- **BZWS** - Barclays Bank PLC
- **CITI** - Citigroup, Inc.
- **DBAB** - Deutsche Bank AG
- **FBCO** - Credit Suisse Group AG
- **GSFX** - Goldman Sachs Bank
- **HSBC** - HSBC Bank USA, NA.
- **JPHQ** - JP Morgan Chase & Co.
- **MSCO** - Morgan Stanley
- **RBS** - The Royal Bank of Scotland Group PLC
- **SSBT** - State Street Bank Corp.
- **UBSW** - UBS AG

Currency

- **AUD** - Australian Dollar
- **CAD** - Canadian Dollar
- **CHF** - Swiss Franc
- **EUR** - Euro
- **HUF** - Hungarian Forint
- **IDR** - Indonesian Rupiah
- **ILS** - New Israeli Shekel
- **KRW** - South Korean Won
- **MXN** - Mexican Peso
- **MYR** - Malaysian Ringgit
- **PLN** - Polish Zloty
- **SEK** - Swedish Krona
- **SGD** - Singapore Dollar

Selected Portfolio

- **ADR** - American Depositary Receipt
- **ETN** - Exchange Traded Note
- **FHLB** - Federal Home Loan Bank
- **GDR** - Global Depositary Receipt
- **IDR** - International Depositary Receipt

Annual Report | 57

Franklin Templeton International Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Global Allocation Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Global Allocation Fund (the Fund ) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated highlights (hereafter referred to as financial statements ) are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California July 19, 2013

58 | Annual Report

Franklin Templeton International Trust

Tax Information (unaudited)

Franklin Templeton Global Allocation Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 14.15% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended May 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $437,001 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended May 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At May 31, 2012, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement has allowed shareholders of record on December 14, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Adviser Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Qualified Dividends Per Share
Class A	$0.0045	$0.1077	$0.0488
Class C	$0.0045	$0.0885	$0.0399
Class R	$0.0045	$0.0909	$0.0413
Advisor	$0.0045	$0.1096	$0.0497

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.[1]

Annual Report | 59

Franklin Templeton International Trust

Tax Information (unaudited) *(continued)*

Franklin Templeton Global Allocation Fund

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.[1]

By mid-February 2013, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2012. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2012 individual income tax returns.

[1]Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

60 | Annual Report

Franklin Templeton International Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	135	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	109	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	135	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products) (1994-2013), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

Annual Report | 61

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	135	Boeing Capital Corporation (aircraft financing).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	Hess Corporation (exploration and refining of oil and gas).

Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	109	None

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

62 | Annual Report

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	145	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board and Trustee since June 2013	135	None
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.				

Annual Report | 63

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 47 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

64 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 47 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 65

Franklin Templeton International Trust

Shareholder Information

Franklin Templeton Global Allocation Fund

Board Review of Investment Management Agreement

At a meeting held April 16, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust, including Franklin Templeton Global Allocation Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board s

66 | Annual Report

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin Templeton Global Allocation Fund

Board Review of Investment Management Agreement (continued)

opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management s determination of a portfolio manager s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance

Annual Report | 67

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin Templeton Global Allocation Fund

Board Review of Investment Management Agreement (continued)

of its Class A shares in comparison to a performance universe selected by Lipper. The performance universe for the Fund consisted of the Fund and all retail and institutional global flexible portfolio funds. The Fund has been in operation for only one full year and the Lipper report showed its total return for the 12-month period ended January 31, 2013, to be in the middle performing quintile of such universe. The Board did not find such performance to be meaningful in view of the Fund s limited period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for the Fund showed its contractual management fee rate to be within five basis points of the median of its Lipper expense group and its actual total expense ratio to be below the median of such group. The Board was satisfied with the expenses of the Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund s independent registered public accounting

68 | Annual Report

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin Templeton Global Allocation Fund

Board Review of Investment Management Agreement (continued)

firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The asset level of the Fund was approximately $43 million on December 31, 2012, and the Board believed the size of the Fund afforded no meaningful economies of scale.

The Fund s investment advisory services and administrative services are provided under separate agreements with a fixed fee of 20 basis points being charged under an administration agreement for the Fund. At the April 16, 2013, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for this Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was

Annual Report | 69

Franklin Templeton International Trust

Shareholder Information (continued)

Franklin Templeton Global Allocation Fund

Board Review of Investment Management Agreement (continued)

consistent with Lipper s methodology of considering contractual investment management fees to include any separately charged administrative fee. The Board also noted that combining the services under the new form of investment management agreement would have no impact on management s subsidization of such Fund s expenses.

Proxy Voting Policies and Procedures

The Fund s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission s website at sec.gov. The filed form may also be viewed and copied at the Commission s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called householding, will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

70 | Annual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Templeton Global Allocation Fund

Investment Manager
Franklin Advisers, Inc.

Subadvisors
Franklin Mutual Advisers, LLC
Franklin Templeton Institutional, LLC
Franklin Templeton Investment Management Limited
Templeton Asset Management Limited
Templeton Global Advisors Limited
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

D99 A 07/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $52,667 for the fiscal year ended May 31, 2013 and $52,364 for the fiscal year ended May 31, 2012.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended May 31, 2013 and $612 for the fiscal year ended May 31, 2012. The services for which these fees were paid included preparation of tax returns for foreign governments.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,600 for the fiscal year ended May 31, 2013 and $25,000 for the fiscal year ended May 31, 2012. The services for which these fees were paid include technical tax consultation for capital gain tax reporting to foreign governments and licensing securities with local country offices.

d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2013 and $13 for the fiscal year ended May 31, 2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $59,452 for the fiscal year ended May 31, 2013 and $170,645 for the fiscal year ended May 31, 2012. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process. Other services include compliance examination for Investment Advisor Act rule 204-2 and 206-4(2). And foreign assets under management certification review.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $64,052 for the fiscal year ended May 31, 2013 and $196,270 for the fiscal year ended May 31, 2012.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) **Evaluation of Disclosure Controls and Procedures**. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) **Changes in Internal Controls**. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this